UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 9, 2010
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

780 Third Avenue 25th Floor, New York, NY (Address of principal executive offices)		10017 (Zip Code)
Registrant's telephone number, including area code: (646) 502-7170
______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2010, Fuel Systems Solutions, Inc. (the "Company") entered into an underwriting agreement (the "Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives for the underwriters (collectively, the "Underwriters"), to sell 2,300,000 shares of its common stock par value $0.001 per share ("Common Stock"), including 300,000 shares to be issued pursuant to the Underwriters' exercise in full of their overallotment option, at a price of $30.00 per share in a fully marketed underwritten offering (the "Offering"). The net proceeds of the Offering, after underwriting discounts and estimated expenses payable by the Company and including the exercise of the Underwriters' option to purchase additional shares, were approximately $65.38 million.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Pursuant to the Underwriting Agreement, the Company agreed to a 90-day "lock-up" period with respect to sales of specified securities, subject to certain exceptions. Also pursuant to the Underwriting Agreement, directors and executive officers of the Company entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day "lock-up" period with respect to sales of specified securities, subject to certain exceptions.

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to an existing shelf registration statement on Form S-3 (Registration No. 333-159624) that became effective on June 18, 2009 (the "Registration Statement"), as increased by a Form S-3MEF which was filed with the Securities and Exchange Commission on December 6, 2010. The offer and sale of the shares are described in the Company's prospectus, constituting a part of the Registration Statement, as supplemented by a final prospectus supplement dated December 9, 2010.

A copy of the opinion of Day Pitney LLP regarding the legality of the shares of Common Stock being sold in the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company's Registration Statement.

Item 8.01 Other Events

On December 10, 2010, the Company issued a press release announcing that it had priced its underwritten public offering. A copy of the press release relating to that announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Description
1.1	Underwriting Agreement, dated December 9, 2010
5.1	Opinion of Day Pitney LLP regarding the legality of the Common Stock
99.1	Press Release, dated December 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: December 15, 2010	By: /s/ Matthew Beale___________ Matthew Beale President and Chief Financial Officer